                                                                   EXHIBIT 10.12

                   COLLABORATION LICENSE AND ROYALTY AGREEMENT

                                     Between

                                   SCHERING AG

                                       AND

                          COLLATERAL THERAPEUTICS, INC.

                                   MAY 6, 1996
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                                TABLE OF CONTENTS

                                                                        Page No.

Section I    DEFINITIONS.......................................................2

Section II   RESEARCH; COMMERCIALIZATION; OWNERSHIP OF REGULATORY
             APPLICATION(S); CONTINUED ACCESS TO INVENTIONS IN THE FIELD.......6

Section III  MANAGEMENT; RESEARCH AND DEVELOPMENT PLAN AND
             BUDGET............................................................6

Section IV   OWNERSHIP OF INVENTIONS; LICENSES; RIGHTS TO
             PRODUCTS AND GENE PRESENTATION....................................9

Section V    PAYMENT FOR RESEARCH AND DEVELOPMENT OF
             PRODUCTS.........................................................11

Section VI   MILESTONE PAYMENTS; DILIGENCE....................................13

Section VII  INVENTORY OF DEVELOPED TECHNOLOGY; NEW
             PRODUCTS; PRODUCTS OUTSIDE THE FIELD; RIGHT OF
             FIRST REFUSAL; RIGHT OF FIRST OFFER..............................15

Section VIII ROYALTY PAYMENTS; NEW PRODUCTS AND PRODUCTS......................17

Section IX   REPORTS, BOOKS AND TAX MATTERS...................................20

Section X    PATENTS..........................................................21

Section XI   CONFIDENTIALITY..................................................24

Section XII  REPRESENTATIONS, WARRANTIES AND COVENANTS OF COLLATERAL..........27

Section XIII REPRESENTATIONS, WARRANTIES AND COVENANTS OF SCHERING............29

Section XIV  DISCLAIMERS; SURVIVAL AND INDEMNIFICATION........................30

Section XV   TERM, TERMINATION, AND EXPIRATION................................32

Section XVI  MISCELLANEOUS....................................................36

                  COLLABORATION, LICENSE AND ROYALTY AGREEMENT

      This Collaboration, License and Royalty Agreement (the "Agreement") is made and entered into as of May 3, 1996 (hereinafter "Effective Date") by and between Schering AG, a German corporation ("Schering") and Collateral Therapeutics, Inc., a California corporation ("Collateral"). Each of Schering on one hand and Collateral on the other hand, is referred to as a "Party" and collectively as the "Parties".

      WHEREAS, Collateral is the exclusive licensee to technology relating to the use of growth factor genes for gene therapy to promote angiogenesis from The Regents of the University of California and it is seeking any required proprietary rights to a growth factor gene from a Third Party;

      WHEREAS, Collateral has the capability to conduct research and wishes to further research and develop such angiogenesis technology with Schering for therapy and diagnosis in humans;

      WHEREAS, Schering has the capability to research, develop, manufacture and market pharmaceuticals/biologics;

      WHEREAS, Schering, in its discretion, will cooperate with Collateral in an effort to secure a growth factor gene;

      WHEREAS, Schering and Collateral wish to collaborate in the further research and development of pharmaceuticals/biologics to promote angiogenesis;

      WHEREAS, Schering loaned Collateral Five Hundred Thousand ($500,000.00) Dollars pursuant to two Promissory Notes dated August 6, 1995 and October 12, 1995;

      WHEREAS, Collateral by this Agreement has granted Schering certain licenses including a sublicense to the UC License;

      WHEREAS, The Regents of the University of California consented in writing to accept Schering as a sublicensee and allow Schering to cure Collateral's defaults, if any, under the UC License (Attached as Exhibit A); and

      WHEREAS, Collateral and Schering have entered into a letter agreement (Attached as Exhibit B) whereby Collateral agrees to seek additional assurances from the Regents of the University of California regarding the non-cancellation of the sublicense to Schering;

      WHEREAS, Schering Berlin Venture Corporation, a Delaware corporation, an Affiliate of Schering, is entering into a Series A Stock Purchase Agreement and Investors' Rights Agreement ("the Stock Agreement") with Collateral as of the Effective Date hereof.

      In consideration of the mutual covenants and conditions hereinafter set forth in this Agreement, the Parties hereby agree as follows:

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                                        I
                                   DEFINITION

1.1 Defined Terms. The following terms when used herein shall have the following meanings:

      "Acceptance of a Qualified Gene" is defined in Section 4.8.

      "Affiliate means any company controlled by, controlling, or under common control with Schering or Collateral and shall include any company fifty percent (50%) or more of whose voting stock or participating profit interest is owned or controlled, directly or indirectly by Schering or Collateral, and any company which owns or controls, directly or indirectly fifty percent (50%) or more of the voting stock of Schering or Collateral, and any company which Schering or Collateral or a company owned or controlled by or owning or controlling Schering or Collateral at the maximum control or ownership right permitted in the country where the company exists.

      "Budget" means the annual budget forming part of the Research and Development Plan. The initial version is as attached as Exhibit C hereto.

      "CABG" means coronary artery by-pass graft surgery.

      "COGS" means Schering's costs of supplying Product(s) calculated in accordance with Schering's accounting methods consistently applied which methodology shall be calculated in, compliance with applicable accounting principles for U.S. Affiliates. Expenses include but are not limited to Schering's manufacturing costs are listed in Exhibit D. COGS includes idle capacity to the extent that the portion of facility and equipment which is idle is completed and received Regulatory Approval for such Product. Such accounting method must be reasonable in the context of the international pharmaceutical industry.

      "Collateral Base Technology" means all technology and know-how, including, but not limited to, patents, patent applications, continuations and continuations-in-part, divisional and provisional patent applications, trade secrets, methods, processes, techniques, materials, compositions, information, data, results of tests or studies and expertise which are used or useful for the research, development, manufacture, use or sale of products in the Field or in conducting research and development pursuant to this Agreement which: (a) is under the Control of Collateral at the Effective Date, including but not limited to the technology disclosed in the patent applications serial number *** entitled *** filed *** by Dr. H. Kirk Hammond, et al. and assigned to The Regents of the University of California and serial number *** entitled *** filed *** and the continuation in part related thereto filed on *** by Dr. H. Kirk Hammond, et al. and assigned to The Regents of the University of California technology licensed under the *** , and any adenovirus drug delivery technology and continuations, continuations in part, divisionals or any patent issuing from any technology Controlled by Collateral and any foreign counterparts, and/or; (b) is invented, developed, acquired or otherwise comes within the Control of Collateral

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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after the Effective such as a gene licensed solely by Collateral and which
Collateral can demonstrate does not constitute Developed Technology.

      "Competing Product" is defined in Section 4.10.

      "Contribution" is defined in Section 5.2.

      "Control" or "Controlled" shall refer to possession of the ability to grant a license or sublicense of patent rights, know-how or other intangible rights as provided for herein without

      "Developed Technology" means all technology and know-how, including, but not limited to, patents, patent applications, continuations and continuations-in-part, divisional and provisional patent applications, trade secrets, methods, processes, techniques, materials, compositions, information, data, results of tests or studies and expertise which are used or useful for the research, development, manufacture, use or sale of products in the Field which is conceived of during the Term either (i) solely by Collateral, by a Third Party on Collateral's behalf, jointly by Collateral and a Third Party as permitted by this Agreement, or jointly by Schering and Collateral or (ii) solely by Schering if conceived solely in connection with the performance of the Research and Development Plan.

      "Drug Approval Application" means an application for Regulatory Approval required to be approved before marketing and commercial sale of a Product in humans as a biologic or a drug in a regulatory jurisdiction.

      "Field" means gene therapy to promote angiogenesis.

      "First Commercial Sale" means the date Schering or Affiliate or a Sublicensee of Schering first sells commercially, pursuant to Regulatory Approval, Products in the United States, Japan or any country of the EU, provided that where such a First Commercial Sale has occurred in a country for which pricing or reimbursement approval is necessary for widespread sale, then such sale shall not be deemed a First Commercial Sale until such pricing or reimbursement approval has been obtained.

      "Force Majeure" is defined in Section 16.10.

      "Fundamental Change" means a change to any existing Product, including the Initial Product which meets all of the following criteria: (i) in respect of which the governing regulatory authority would require new Pivotal Clinical Trials before granting Regulatory Approval, and (ii) which is for a deferent label indication than such Product, and (iii) which targets a different organ than such Product.

      "Gene Presentation Period" means the later of (i) October 1, 1997, or (ii) any extensions of such date pursuant to this Agreement or, if earlier than those dates, the Acceptance of a Qualified Gene.

      "Gene Presentation Procedure" is defined in Section 4.7.

      "IND" means the document filed by Schering pursuant to 21 CFR 312, as such regulations may be amended with the United States Federal Food and Drug Administration to test the Products in humans.

      "Initial Product" means the Product described in the initial Research and Development Plan with the initial indication to prevent, ameliorate, mitigate or cure of (i) ischemic heart disease alone or in conjunction with CABG surgery, angioplasty or medical therapy and/or (ii) peripheral arterial occlusive disease such as limb-salvage, rest pain (Stage IV), healing of ischemic ulcers (Stage
III) and claudication and improvement of exercise tolerance (Stage II), and any change to such Product which does not constitute a Fundamental Change.

      "Information" is defined in Section 11.1 (a).

      "Laboratory Notebooks" is defined in Section 3.8.

      "Milestone Payments" are defined in Sections 6.1.

      "Net Sales" shall be defined as amounts invoiced by Schering, or its Affiliates from worldwide sales of each Product(s) to end users, less deductions for: (i) transportation charges, charges, including insurance relating thereto;
(ii) sales and excise taxes or customs duties paid by selling party and any other governmental charges imposed upon the sale of the Product(s); (iii) distributors fees, rebates or allowances actually granted, allow or incurred;
(iv) quantity discounts, cash discounts or chargebacks actually granted, allowed or incurred in the ordinary course of business in connection with the sale of the Product(s); (v) allowances or credits to customers, not in excess of the selling price of the Product(s), on account of governmental requirements, rejection, outdating, recalls or return of the Product(s); and (vi) less actual amounts for uncollectable accounts. Sales of the Product(s) between Schering and its Affiliates solely for the research or clinical testing purposes in connection with the Research and Development Plan shall be excluded from the computation of Net Sales. In the event that Schering enters into a sublicense covering sale of the Product(s) without the consent of Collateral, Net Sales shall be computed based on unit or volume sales multiplied by Schering's average selling price(s) of the Product(s) by country. In the event that Schering enters into a sublicense covering sale of the Product(s) with the consent of Collateral, Net Sales and royalties payable thereunder shall be as agreed by the Parties.

      "New Product" is any Product other than the Initial Product. A Fundamental Change to a Product is a New Product so long as the result is in the Field.

      "Pivotal Clinical Trials" means clinical trials which when completed will have demonstrated that the Product(s) (i) is safe and efficacious, (ii) has an established dose, (iii) has an established route of administration and (iv) has a treatment schedule in the target population, all sufficient for the purpose of supporting a Drug Approval Application.

      "Product(s)" means any pharmaceutical/biologic in the Field.

      "Promissory Notes" means the promissory notes signed by Collateral dated August 16, 1995 and on October 12, 1995.

      "Qualified Gene" means a gene that Collateral presents to Schering pursuant to Section 4.7, under which Schering has the sole discretion to accept or reject such gene.

      "Regulatory Approval" means any approvals, product and/or establishment licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacture, use, storage, importation, export, transport, or sale of Product(s) in a regulatory jurisdiction.

      "Research and Development Plan" means a written plan agreed to by Schering and Collateral which includes the Budget and outlines the joint effort of the Parties in conducting research and development of Product(s).

      "Returned Product" is defined in Section 4.10.

      "Royalty Term" is defined in Section 8.1 (a).

      "Steering Committee" is defined in Section 3.3.

      "Sublicensees" means, with respect to Products, a Third Party to whom Schering has granted a sublicense under this Agreement to make, have made, use or sell, import or offer to import such Products.

      "Term" is defined in Section 15.1.

      "Third Party" means an entity other than Schering, Collateral or any of their respective Affiliates.

      "UC License" means that certain exclusive license agreement effective as of September 27, 1995, entered into by and between Collateral and The Regents of the University of California concerning certain patent applications within the Collateral Base Technology.

      *** means that certain exclusive license agreement effective as of *** entered into by and between Collateral and *** concerning technology in the Field.

      "Winddown Payment" is defined in Section 15.2(g).

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       II

      RESEARCH; COMMERCIALIZATION; OWNERSHIP OF REGULATORY APPLICATION(S);
                   CONTINUED ACCESS TO INVENTIONS IN THE FIELD

2.1 Research and Development. The Parties hereto agree to diligently conduct and perform their respective obligations in respect of research and development hereunder pursuant to the Research and Development Plan and Budget. Research and development shall include all activities relating to obtaining Regulatory Approval of Product(s) and all activities relating to the development of the ability to manufacture the same.

2.2 Exclusive Research. During the Term, Collateral will conduct research and development in the Field solely with Schering.

2.3 Commercialization. Schering is solely responsible for the preparation and filing of ail Drug Approval Applications and all activities relating to the manufacture, marketing and sale of the Products. Such Drug Approval Applications will be filed in the name of Schering. Collateral shall be provided copies with all final drafts of such Drug Approval Application for comments which Schering, in its sole discretion, may or may not incorporate in such Drug Approval Applications. With respect to such activities, Schering will conduct itself according to international pharmaceutical industry standards using commercially reasonable efforts in an attempt to commercialize Products.

2.4 Ownership of IND and Drug Approval Applications. Schering owns the regulatory submissions including all IND's and Drug Approval Applications for all Products Collateral will have the right to cross-reference such Schering submissions for Collateral's own IND and drug approval applications filed solely for New Products that Collateral files pursuant to Section 7.2. During the Term, at Collateral's reasonable requests and at Collateral's sole expense, Schering shall provide Collateral with copies of all regulatory submissions and material correspondence with respect to Products.

2.5 Continuing Access to Future Inventions in the Field by Dr. Hammond. Collateral will use its commercially reasonable efforts to (i) continue Dr. Kirk Hammond as a consultant exclusive in the Field during the Term with exclusive rights to any of his inventions in the Field, and (ii) obtain access to any inventions made by Dr. Hammond during the Term in the Field outside of his consulting relationship with Collateral.

                                       III

              MANAGEMENT; RESEARCH AND DEVELOPMENT PLAN AND BUDGET

3.1 Research and Development Plan and Budget. The Research and Development Plan and Budget shall detail the research and development activities to be undertaken by the Parties, shall set forth the personnel commitments of Collateral and shall account for how the payments made by Schering pursuant to Section V shall be spent. The initial Research and Development Plan and Budget for the Initial Product attached as Exhibits C and F is adopted by the Parties.

3.2 Chances to the Research and Development Plan. Changes to any Research and Development Plan may only be made with the express written consent of both Parties. Such Research and Development Plan will be reviewed in the ninth
      (9th) month of each calendar year and signed by both Parties at least annually.

3.3 Establishment of Steering Committee. The Steering Committee ("Steering Committee") shall be Dr. William Dole, Dr. Eirik Nestaas, Leonard Slootmaker and Marvin Tancer for Schering and Dr. Kirk Hammond, Dr. Robert Engler, Ruth Leonardi and Kathy Rooney for Collateral. The Steering Committee shall exist during the Term. Members of the Steering Committee shall serve on such terms and conditions as shall be determined by the Party selecting such persons for membership on the Steering Committee. Alternative members designated by a Party may serve in the absence of or be substituted for a permanent member designated by such Party. The Chief Executive Officer of Collateral and the President of Berlex Biosciences, a division of Berlex Laboratories, Inc., an Affiliate of Schering ("Berlex Biosciences") or their respective designees may attend the meetings of the Steering Committee as observers.

3.4   Meetings of the Steering Committee. The Steering Committee:

      (a) shall hold meetings at such times and places as shall be determined by majority approval of the Steering Committee members, but in no event shall such meetings be held less frequently than once every month;

      (b) may conduct meetings in person or by telephone conference, provided that any decision made during a telephone conference meeting is evidenced in a confirmed writing signed by one of the members of such Steering Committee from each of the Parties;

      (c)   shall keep minutes reflecting actions taken at meetings;

      (d) may act without a meeting if prior unanimous written consent thereto is signed by all members of the Committee; and

      (e) may amend or expand upon the foregoing procedures for its internal operation by unanimous written consent.

3.5 Functions and Powers of the Steering Committee. The activities of the Parties under the Research and Development Plan and Budget shall be managed by the Steering Committee only to the extent set forth herein. The Steering Committee shall perform the following functions:


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      (a)   prepare for and coordinate research and manpower commitments pursuant to the Research and Development Plan and Budget including approval of the use of Third Parties for research and development of Products;

      (b)   subject to Section V, review and approve Budgets;

      (c)   engage in exchanges of information and joint planning activities;

      (d) provide quarterly written research and development reports to the Parties;

      (e) notify the Parties of inventions (patentable or not) arising out of research and development conducted pursuant to the Research and Development Plan and for Collateral any other inventions or discoveries whatsoever (whether patentable or not) in the Field, including, but without limitation, any potential new applications of the Initial Product, any potential Fundamental Changes to existing Products and any New Products; and

      (f) develop criteria for selection of development candidates and back up candidates.

3.6   Steering Committee Actions.

      (a) Limitations of Powers of the Steering Committee. The Steering Committee shall have only such powers as are specifically delegated to it hereunder. The Steering Committee is not a substitute for the rights of He Parties and is intended for coordination of the research and development of Product(s) during the Term.

      (b) Decisions. All decisions to be made and actions to be taken by the Steering Committee pursuant to the terms of this Agreement shall require majority approval of the Steering Committee members, and, if the Steering Committee cannot reach a majority decision on any matter, the matter shall be referred to (i) the Vice President, Head of Cardiovascular Research for Beltex Biosciences and Chief Scientific Officer of Collateral to attempt to reach an agreement, and if they cannot agree, (ii) then to the President of Berlex Biosciences, and President of Collateral (iii) then in writing by the President of Berlex Biosciences or the President of Collateral to the Chairman of Berlex Laboratories, Inc., (hereinafter "Beltex") and the Chairman of Collateral. If the two Chairman cannot resolve the matter within ten (10) days of the written referral, either Party may terminate this Agreement pursuant to Section 15.2(f).

3.7 Visit to Facilities; Records. Representatives of each Party may, upon reasonable notice and at times reasonably acceptable to the other Party,
      (i) visit the facilities including research laboratories and clinics where the activities under the Research and Development Plan are being conducted, and (ii) consult informally, during such visits and by telephone, with personnel of the Parties. Each Party shall maintain records in sufficient detail and in good scientific manner appropriate for patent and Regulatory


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

      Approval purposes and so as to properly reflect all work done and results achieved in the performance of this Agreement. Such records shall include books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, samples of materials and other graphic or written data generated in connection with the Research and Development Plan, including any data required to be maintained pursuant to applicable governmental regulations. During the Term each Party shall respond to reasonable requests from the other for information based on such records. Each Party shall cause appropriate individuals working on the Research and Development Plan to be available for meetings at the facilities where such individuals are employed at times reasonably convenient to the Party responding to such request.

3.8 Laboratory Notebooks. Collateral and Schering will each maintain laboratory notebooks designed specifically for the research conducted pursuant to the Research and Development Plan (hereinafter "Laboratory Notebooks"), and, upon the reasonable request of a Party will give copies of entries of such Laboratory Notebooks to the requesting Party.

                                       IV

              OWNERSHIP OF INVENTIONS; LICENSES; RIGHTS TO PRODUCTS
                              AND GENE PRESENTATION

4.1 Ownership. Each Party shall solely own any inventions made solely by that Party's employees or consultants in the course of performing work under this Agreement. Inventions made jointly by employees or consultants of both Collateral and Schering with or without Third Parties in the course of performing work under this Agreement, shall be jointly owned by Collateral and Schering, and each Party shall retain full joint ownership under any patents resulting from such inventions.

4.2 Non-Exclusive Sublicense to Schering. Collateral hereby grants Schering a worldwide, perpetual (except under the sole circumstance of automatic termination pursuant to Section 4.4), nonexclusive license or a sublicense, as the case may be, with the right to sublicense, under all of its rights in Collateral Base Technology, to make, have made, use, sell, offer to sell or import any product in the Field.

4.3 Non-Exclusive License to Schering. Collateral hereby grants Schering a worldwide, perpetual, nonexclusive license, with the right to sublicense, under all of its rights in Developed Technology to make, have made, use, sell, offer to sell or import any product.

4.4 Acceptance of Qualified Gene. Upon the Acceptance of a Qualified Gene, the licenses to Schering under Section 4.2 and 4.3 shall automatically terminate, and Schering shall automatically have in its place the license in Section 4.5.


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

4.5 Exclusive License to Schering. Upon Acceptance of a Qualified Gene, Collateral automatically grants to Schering a worldwide, exclusive license or exclusive sublicense, as the case may be, to all its rights in (i) Collateral Base Technology, and (ii) Developed Technology in each case, to make, have made, use, sell, import and offer to import any Product. Schering has the right to sublicense to its Affiliates without the consent of Collateral and the right to sublicense to Third Parties with the consent of Collateral which shall not be unreasonably withheld. Collateral retains its right to Collateral Base Technology and Developed Technology for the purposes of research and development pursuant to the Research and Development Plan and, subject to Section VII, with respect to Collateral Base Technology and, Collateral solely invented Developed Technology and Developed Technology jointly invented by Collateral and Schering to make, have made, use, sell, offer to sell or import products outside the Field. Schering hereby grants Collateral a nonexclusive license in the United States, without the right to sublicense, to use Schering solely invented Developed Technology solely for the purposes of research and development pursuant to the Research and Development Plan.

4.6 Restriction on Licensing. (a) For the period from the Effective Date, through the Gene Presentation Period, Schering shall exercise the rights granted to it pursuant to Section 4.2 only for the purpose of conducting research and development pursuant to this Agreement. (b) For the period from the Effective Date, through the Gene Presentation Period, Collateral shall not grant to any Third Party any other licenses or sublicenses, as the case may be, to the Collateral Base Technology, or Developed Technology. Before and after the license granted pursuant to Section 4.5 takes effect, Collateral may only grant licenses to its rights in Collateral Base Technology, or Developed Technology consistent with
      Section 4.5.

4.7 Gene Presentation Procedure; Collateral Presentation. At any time, but no later than October 1, 1997, Collateral must present written evidence to Schering that it believes it has secured rights to a gene which would be acceptable by Schering or, in any case, Collateral must present by October 1, 1997 a summary of its good faith efforts to secure a gene and a full, detailed report of the result of those efforts. During the Gene Presentation Period, Collateral may make as many gene presentations as it wishes ("Gene Presentation(s)"). The Gene Presentations may include all the elements of scientific criteria listed in Exhibit E and evidence of Collateral's belief that the gene is capable of being patented and used without infringement of rights of Third Parties.

4.8   Gene Presentation Procedure; Schering Response. Schering shall have sixty
      (60) days from each written Gene Presentation to review the evidence presented concerning whether Collateral has a gene or secured rights to a gene acceptable to Schering. If Schering rejects such presented gene or gene license, it shall give Collateral written reasons for such rejection; provided however, if Collateral makes any Gene Presentations after August 1, 1997, Schering is not required to give Collateral written or oral reasons for such rejection. Schering has the right, in its sole discretion, to accept or reject the presented gene with or without (i) a reason, or (ii) cause, and without the regard for the legitimacy for the rejection or the reasonableness of the rejection. The decision to accept or reject the presented gene is completely free of


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

      any legal challenge. Schering may terminate this Agreement pursuant to
      Section 15.2(e) due to the failure of Collateral to present Schering an acceptable gene by the end of the Gene Presentation Period; provided however, to allow for Collateral to present a gene that is acceptable to Schering, and provided the Parties agree on a mutually acceptable Budget for an extension of the Gene Presentation Period, Schering has the sole right and, in its sole discretion, to extend the Gene Presentation Period for an additional period of not shorter than three (3) months and no longer than six (6) months. Notwithstanding anything to the contrary in this Agreement, including any informal discussions between Schering and Collateral concerning a presented gene or Schering responding to Collateral's Gene Presentations with written reasons for rejection, Schering does not waive its rights to accept such gene in its sole, absolute discretion and Schering shall not be restricted in any manner from exercising its sole discretion to accept or reject the presented gene. If Schering accepts the gene, such acceptance shall be in writing and is defined as the "Acceptance of a Qualified Gene."

4.9 Schering License Grants with Respect to New Products. If Collateral and Schering cannot agree to the funding of research and development of a particular New Product according to the procedure set forth in Section 7.2, except as provided in Section 7.3, at the time stated in Section 7.2(c), Schering will automatically grant Collateral a worldwide, exclusive sublicense, without the right to sublicense, to the licenses granted to Schering pursuant to Section 4.5, solely for the purpose of making, having made, using, selling, offering to sell or importing the particular New Product presented in the New Product Opportunity Report. Schering shall retain all rights with respect to Section 4.5 for all other purposes, Products, New Products and applications except such New Product.

4.10 Restriction on Schering Concerning Competing Products. If during the Royalty Term, Schering first sells commercially in the U.S., Japan, or any country of the EU, a product in the Field (herein "Competing Product"), with the same label indication as a Product then being sold commercially in the same country pursuant to this Agreement, then Schering will (i) grant Collateral a sublicense to its licenses granted pursuant to Section
      4.5 to make, have made, use, sell, offer to sell or import such Product (herein "Returned Product") into such of only U.S., Japan, or any country of the EU where such Competing Product is being sold commercially, and
      (ii) stop selling such Returned Product into such of only the U.S., Japan or any country of the EU where such Competing Product is being sold. Collateral will pay Schering the same range of royalties for the full time period set forth in Section VIII on Net Sales of any such Returned Products. Schering agrees to manufacture such Returned Product for Collateral for a period of at least twelve (12) months after this license grant takes effect for a manufacturing transfer price to be negotiated.

                                        V

                PAYMENT FOR RESEARCH AND DEVELOPMENT OF PRODUCTS

5.1 Phase One. Until the end of the Gene Presentation Period, Schering will pay Collateral the amounts provided in this Section for the activities it under takes pursuant to the critical studies plan and budget for each of three (3) six (6) month periods (collectively, the "Phase One Plan and Budgets"). The first Phase One Plan and Budget is attached as Exhibit 5.1. At any time during the Gene Presentation Period, the Parties may meet to prepare the second and third Phase One Plan and Budget to be attached as successive Exhibits pursuant to this Section. The second and third Phase One Plan and Budget shall be negotiated in good faith between the parties; provided, that the second Phase One Budget shall be a minimum of $1,000,000. Schering, in its sole discretion, subject to good faith negotiation, will decide how much cash, if any, it will provide to Collateral for the third Phase One Plan and Budget. Within three (3) days of the Effective Date, Schering will wire transfer $625,000 Dollars to Collateral's account number 0600795375 at Silicon Valley Bank (ABA No. 121140399) for the account of Collateral.

5.2 Schering's Cash and Services Contribution. Subject to continued technical and regulatory success as defined by the Steering Committee, and pursuant to the Research and Development Plan and Budget, for the period beginning after the Acceptance of a Qualified Gene, for the remainder of the Term, Schering shall contribute up to a maximum of Five Million ($5,000,000.00) Dollars per year to the research and development of the Initial Product ("Contribution"). Such Contribution shall be advanced as follows:

      (a)   Cash Contribution:

            (i) Up to Three Million ($3,000,000.00) Dollars per year for the *** after the Acceptance of a Qualified Gene *** ("Case Contribution"), to Collateral pursuant to a mutually agreed Research and Development Plan and Budget administered by the Steering Committee may be spent on research and development of the Initial Product which includes up to *** for Collateral's general and administrative expenses.

            (ii) Collateral may spend up to *** of the Cash Contribution for New Product research or for additional indications for the Initial Product or Product(s) pursuant to a separate research and development plan agreed to and signed by the Parties. Collateral shall not receive such *** until such research and development plan is signed by both Parties and attached as successive Exhibits 5.2(a)(ii) to this Agreement.

      (b)   Carryover of Cash Contribution.

            Any portion of the Cash Contribution not spent each year will be carried over to subsequent years ("Carryovers") and may be spent pursuant to Section 5.2(c).

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      (c)   Additional Funding.

            Up to an additional Two Million ($2,000,000.00) Dollars per year plus the Carryover payable in any combination to: (i) Collateral for research pursuant to the Research and Development Plan, (ii) Berlex for services for the research and development pursuant to the Research and Development Plan and (iii) the contracting Party to be paid to Third Parties for services pursuant to the Research and Development Plan, may be spent as administered by the Steering Committee.

      (d) Any Contribution not spent pursuant to 5.2(c) will be retained by Schering and spent according to Schering's sole discretion.

5.3 Cash Payments to Collateral. After Acceptance of a Qualified Gene and provided Collateral is not in breach of this Agreement, and depending on the reconciliation stated below, on the first day of each three (3) month period for the Term, Schering shall pay Collateral up to Seven Hundred Fifty Thousand ($750,000.00) Dollars by wire transfer to Collateral's account number *** at Silicon Valley Bank *** for the account of Collateral. During the Term, the Parties shall reconcile Collateral's costs and expenses each three (3) month period to determine the actual amount of the Schering payments per quarter toward the Cash Contribution and the amount of Carryover. Such reconciliation shall begin six (6) months from the Effective Date, at which time Collateral will provide Schering within, thirty (30) days from the end of each quarter a reconciliation of actual expenses incurred during the preceding quarter reported consistently with the detail specified in Exhibit C.

5.4 Audit Rights of Parties. During the Term, each Party shall have the right, at it's sole expense, through a certified public accountant reasonably acceptable to the other Party, and following reasonable notice, to examine financial records (including COGS) of the other Party of or relating to the other Party's performance of it obligations and duties pursuant to this Agreement during regular business hours during the Term, subject to the confidentiality obligation contained in Section 11.1 (b).

                                       VI

                          MILESTONE PAYMENTS; DILIGENCE

6.1 Milestone Payments on Products. Subject to this Agreement, Schering shall make the payments to Collateral stated below once for the Initial Product and once for each New Product ("Milestone Payments").

6.2 Milestone Payment Paid Once Per Product. Each milestone may be met in any of the United States, Japan or any country of the EU. Each Milestone Payment will be paid

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            *** *** . Such Milestone Payments shall be made within forty-five
            (45) days of Schering reaching the particular Milestone.

6.3   Milestones

      6.3.1 *** . Two Million ($2,000,000.00) Dollars upon the earlier of (i) submission of an IND or (ii) equivalent filing in Japan or any country of the EU, to conduct clinical trials for each Product;

      6.3.2 *** . *** upon the initiation of Pivotal Clinical Trials for each Product, of which, *** of the first such *** Milestone will be paid by Schering in the form of forgiveness of the Promissory Notes if such Promissory Notes are outstanding.

      6.3.3 *** . *** upon the submission of a Drug Approval Application for each Product.

      6.3.4 *** . *** upon the First Commercial Sale of each Product;

      6.3.5 *** . *** spread out as follows:

            a. *** upon Schering achieving a cumulative total of *** of each Product; and

            b. *** upon Schering achieving a cumulative total of *** in *** of each Product; and

            c. *** upon Schering achieving a cumulative total of *** in *** of each Product.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       VII

        INVENTORY OF DEVELOPED TECHNOLOGY; NEW PRODUCTS; PRODUCTS OUTSIDE
             THE FIELD; RIGHT OF FIRST REFUSAL; RIGHT OF FIRST OFFER

7.1 Inventory of Developed Technology. At least six (6) months prior to the end of the Term, the Parties shall create a written inventory of the Developed Technology. Such written inventory shall include, but not be limited to patents, patent applications, invention disclosures, description of know how and all tangible materials.

7.2 Milestone Payments and Royalties. The Milestone Payments and Royalties stated in this Agreement apply separately to the Initial Product and each New Product. The Parties may negotiate in good faith different research and development funding for each New Product than that provided for in
      Section V for the Initial Product according to the procedure stated below.

7.3   Procedure For New Products Within Seven Years of the Effective Date.

      (a) For seven (7) years from the Effective Date, Collateral shall keep Schering informed of all research concerning New Products that arise out of Collateral Base Technology and/or Developed Technology Controlled or created during the Term. For every such potential New Product which is the subject of research in the Field by Collateral and has reached the stage of proof of concept as demonstrated by in vivo animal data, Collateral shall first and exclusively present as a New Product opportunity to Schering, in writing, and, good faith, giving as much detail and as complete as possible, a report on the New Product which includes, but is not limited to a description of technology, test data, animal test results, proof of concept, preliminary product description, proposed indication and market data, and patent and license analysis ("New Product Opportunity Report");

      (b) Schering has thirty (30) days from receipt of the New Product Opportunity Report to respond in writing to Collateral whether it wishes to proceed with a good faith negotiation of funding support for the research and development of such New Product;

      (c) If Schering notifies Collateral that it does not wish to proceed to negotiate the funding of the research and development of such New Product, or, If the Parties cannot agree on the amount of funding amounts for research and development for the New Product within three (3) months of receipt of the New Product Opportunity Report by Schering, then Collateral may proceed as follows:

            (i) if Collateral researches, develops, commercializes and sells such New Product, alone without any Third Party, and is not an Affiliate of any Third Party, Collateral shall pay Schering the range of Royalties on Net Sales of such New Product as Schering is paying or could pay pursuant to Section VIII;

            (ii)  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***
                  ***

            (iii) if Schering and Collateral cannot agree on the terms and conditions of an agreement with respect to Section 7.3(c)(ii) and Collateral commercializes such New Product, Collateral and such Third Party shall pay Schering the range of Royalties on Net Sales of such New Product as Schering is paying or could pay pursuant to Section VIII.

7.4 Procedure For Products Outside the Field Within Seven Years of the Effective Date.

      For seven (7) years from the Effective Date, Collateral shall keep Schering informed in writing of all research, technology and know how with respect to potential products outside the Field for which Developed Technology was used or useful. For such seven (7) year period Collateral grants Schering a right of first negotiation in good faith to exclusively license all technology that arose out of Developed Technology or for which Developed Technology was used and is Controlled by Collateral to make, have made, use, sell, offer to sell or import any product outside the Field. Collateral may not disclose and/or negotiate with any Third Party during the three (3) month period stated in this Section 7.5. Each right of first negotiation is initiated by a written offer from Collateral describing the product outside the Field and the terms of an agreement suggested by Collateral. If after *** of good faith negotiations, the Parties cannot agree, Collateral shall not offer, sell, license or enter into any collaboration concerning such technology, that was described in the written offer, on better terms than were offered to Schering for *** from the end of the each *** for each written offer.

7.5 Procedure for New Products and Products Outside the Field For the Period Beginning After Seven Years After the Effective Date Through the
      Tenth (10th) Anniversary of the Effective Date.

      For the period beginning after seven (7) years after the Effective Date through the tenth (10th) anniversary of the Effective Date, Collateral grants Schering the right of first offer.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      to any potential New Product, product outside the Field, technology, or know how that arose out of Developed Technology or for which Developed Technology was used and is Controlled by Collateral.

                                      VIII

                   ROYALTY PAYMENTS; NEW PRODUCTS AND PRODUCTS

8.1   Royalty Term.

      (a) Royalty Term; Products. Schering or Collateral as provided in this Agreement, shall pay the other Party royalties on the Net Sales of each Product on a country-by-country basis from the first commercial sale, until the later of ten (10) years following the first sale in such country or until the expiration of the last to expire patent within Collateral Base Technology or Developed Technology which has valid claims covering such Product in such country ("Royalty Term"). A patent will be deemed to be expired when all the claims covering a Product has been held invalid or unenforceable by a final, unappealable decision of a court of competent jurisdiction.

      (b) Paid-Up: License. At the end of the period for which any royalties on each Product are due pursuant to this Agreement, Schering or Collateral as provided in this Agreement, shall have a fully paid license granted pursuant to this Agreement.

8.2 Royalties on Annual Net Sales of Each Product. During the Royalty Term, Schering or Collateral shall pay the other Party a *** on annual Net Sales of each Product of *** plus:

      (a)   *** if:

            (i) Annual Net Sales are greater than *** , but less than *** and COGS is less than or equal to ***;

            (ii) Annual Net Sales are greater than *** , but less than *** and COGS is greater than *** and less than or equal to ***;

      (b)   *** if:

            (i) Annual Net Sales are greater than *** and less than *** and COGS is greater than *** and less than or equal to ***;

            (ii) Annual Net Sales are greater than *** and COGS is greater than *** and less than or equal to ***;

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      (c)   *** if:

            (i) Annual Net Sales are greater than *** but less than or equal to *** and COGS is less than or equal to ***.

            (ii) Annual Net Sales are greater than *** and COGS is greater than *** and less than or equal to ***;

      (d)   *** if:

            (i) Annual Net Sales are greater than *** and COGS is less than or equal to ***.

      Each Product shall meet its own Net Sales threshold for purposes of calculating the royalties due under this Section 8.2

8.3   Payment of Royalties.

      (a) Royalty Report. Each Party shall provide the other Party a royalty report based on the *** and, if applicable, a royalty payment to the other Party on a quarterly calendar basis. The report relating to Net Sales within the U.S. shall be provided within thirty (30) days after the end of the calendar quarter to which such report and payment apply and the report relating to Net Sales for countries other than the U.S. shall be provided within one hundred and twenty
            (120) days after the end of the calendar quarter to which such report and payment apply. Within sixty (60) days at the end of each calendar year for the U.S. and within ninety (90) days for the remainder of the world, the paying Party shall provide an annual royalty report and payments, if any, relating to the annual Net Sales and any additional amounts due, pursuant to Section 8.2.

      (b) Records Retention. Each Party shall keep, and require any Sublicensee and Affiliate to keep, for a period of not less than *** , complete and accurate records of all Net Sales of Products. Each Party shall have the right, at such Party's sole expense, through a certified public accountant reasonably acceptable to the other Party, and following reasonable notice, to examine such royalty records during regular business hours during the life of the other Party's obligation to pay royalties on Products; provided however, that such examination shall not (i) be of records for more than the prior three (3) years, (ii) take place more often than once a year, and (iii) shall not cover any records which date prior to the date of the last examination, and provided further that, such accountants shall report to the auditing Party only as to the accuracy of the royalty statements and payments and the amount of any underpayment; provided further if there is a greater than ten (10%) percent under reporting between the amount of Net Sales reported by the Party obligated to pay

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            royalties and that reported in such audit such Party shall pay the costs of the audit plus any discrepancy in the amount of royalty due.

      (c) Tax on Royalties. Any tax paid or required to be withheld by Schering or Collateral for the benefit of the other Party on account of royalties payable to the other Party under this Agreement shall be deducted from the amount of royalties otherwise due. Each Party shall secure and send to the other Party proof of any such taxes withheld and paid by Schering or Collateral for the benefit of the other Party and shall, at the other Party's request, provide reasonable assistance to the other Party in recovering said taxes, if possible.

      (d) Form of Payment. All payments due to Schering or Collateral hereunder shall be made in United States dollars, for the other Party's account, by wire to a bank in the United States designated in writing by such Party; provided, that where payments in respect of Net Sales are based on Net Sales in non-U.S. currencies, the amount of Net Sales and any deductions used to calculate Net Sales, if any, shall be converted monthly to United States dollars at the average of the average daily "bid" and "asked" exchange rates as provided by Reuters for the applicable month.

8.4 Royalty Payments to Third Parties. Except as provided in Section 10.6, Collateral will pay all royalties and/or lump sum payments, if any, due to Third Parties with respect to the Products and, if Collateral has failed to make such payments in a timely manner, Schering may pay such royalties to such Third Parties and credit such payments against any royalties due Collateral pursuant to this Agreement.

8.5 Net Sales Exclusions. In the event that Schering or its Sublicensees distributes Products to any entity for research or clinical testing purposes, or indigent or other public support programs, and determines that such distributions shall be excluded from the computation of Net Sales, then Schering shall exclude such distributions from Net Sales and provide Collateral such information with the royalty report provided for in Section 8.3(a) describing such distribution of all such Products, the purpose for which such Products were distributed, and the quantities of Products and so distributed in the preceding calendar year.

8.6 Cross Royalties for products in the Field. In the event Schering terminates this Agreement pursuant to Section 15.2(e), Schering shall pay Collateral a royalty of *** on *** that are claimed by one or more issued patents in *** and Collateral shall pay Schering a royalty of *** on *** are claimed in one or more issued patents in *** . In both circumstances, Collateral shall pay all royalties due pursuant to the UC License. The Net Sales definition of this Agreement applies to such product net sales. For purposes of this Section 8.6, Sections 8.3, 8.4 and 8.5 shall apply. Royalties will be paid on the Net Sales of each product for a period from the date of the first commercial sale on a country by country basis until the last to expire patent within Collateral Base Technology or Developed Technology.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

8.7   Schering Right to Negotiate Reductions in Royalties and Milestones.

      The Parties agree that Collateral is solely responsible for all payments and royalties to Third Parties with respect to Collateral gaining access to a gene that may be acceptable to Schering. The Parties agree that the Royalties and Milestones negotiated in this Agreement, and the basis for Schering proceeding with this Agreement is the assumption that Collateral will obtain exclusive rights to a gene in the Field and Collateral will not grant any rights in the Field to Third Parties.

      (a) If Collateral obtains less than exclusive rights to a gene in the Field from a Third Party and, if Schering, in its sole discretion, decides to permit and proceed with such an arrangement Schering and Collateral will discuss reductions in the Milestone Payments and Royalties and other aspects of this Agreement.

      (b) If Collateral obtains less than exclusive rights to a gene in the Field from a Third Party, and, if Schering, in its sole discretion, decides to permit and proceed with such an arrangement, and if such Third Party sells a product in the Field, Schering and Collateral will in good faith negotiate reductions in the Milestone Payments and Royalties and other aspects of this Agreement to take into account such Third Party selling products in the Field.

      (c) If Collateral obtains less than exclusive rights to a gene in the Field from a Third Party and, if Schering, in its sole discretion, decides to permit and proceed with such an arrangements and/or such Third Party requires access to Collateral Base Technology, Developed Technology or Products, Schering and Collateral will in good faith negotiate reductions in Milestone Payments and Royalties and other aspects of this Agreement to take into account such Third Party participating in the business opportunity that is the subject matter of this Agreement.

                                       IX

                         REPORTS, BOOKS AND TAX MATTERS

9.1 Examination of Books. Each of the Parties shall keep and maintain complete and accurate books in respect of its activities under this Agreement. Unless otherwise provided, each Party shall provide the other the right to inspect such records, and shall provide copies of all requested records, to the extent reasonably related to the performance of the other's obligations under this Agreement. The Parties shall retain such records for so long as the Parties shall mutually determine.

9.2 Tax Matters. Collateral agrees that Schering is entitled to all tax benefits, including in particular, tax credits and/or tax deductions attributable to amounts Schering has funded hereunder excepting amounts funded and paid by Collateral. Collateral shall file its federal, state, and local tax returns on a basis consistent with this Agreement, and shall not take any action inconsistent with Schering's entitlement to such tax benefits. In the event that either Party, in its reasonable judgment, determines that it must obtain information and verification regarding the use or application of such expenditures in order to prepare its tax returns or to respond to an inquiry during a tax audit or any other inquiry relating to such treatment of its tax return, or to defend its tax position in any proceeding including litigation, each Party shall reasonably cooperate with the other Party and furnish it with such information as it may reasonably require at such Party's request and sole expense.

                                        X

                                     PATENTS

10.1 Disclosure by Employees, Agents or Independent Contractors. Schering and Collateral agree that as to any employees, agents, or independent contractors of Schering and Collateral presently in their employ or who are hired or retained by Schering or Collateral to perform, manage performance of, or participate in the research done pursuant to this Agreement, Schering and Collateral will ensure that such employees, agents, or independent contractors will promptly disclose and assign to the party engaging them any and all rights to inventions, developments, or improvements, (whether patentable or not) conceived and/or reduced to practice during the course of their duties. Each Party will notify the other Party promptly of the subject matter of any inventions within the Developed Technology or Collateral Base Technology.

10.2  Patent Prosecution and Related Activities.

      (a) Collateral Base Technology and Collateral Solely Invented Developed Technology. Collateral shall be responsible, at its sole expense, for preparing, filing, prosecuting and maintaining in at least United States and Canada, Europe, Japan and Australia ("Countries and Territories"), and conducting any interferences, re-examinations, reissues and oppositions, relating to patent applications and patents all relating to Collateral Base Technology and Collateral solely invented Developed Technology ("Collateral Inventions") in the Countries and Territories. If Schering wishes to fife and prosecute patent applications disclosing Collateral Inventions in countries and territories other than where Collateral has or will file, then Schering has the right to do so at Schering's expense using attorneys designated by Schering and reasonably acceptable to Collateral.

      (b) Jointly Invented Developed Technology and Schering Solely Invented Developed Technology. Schering shall be responsible, at its sole expense, for preparing, filing, prosecuting and maintaining in at least the Countries and Territories, and conducting any interferences, re-examinations, reissues and oppositions relating to patent applications and patents all relating to Developed Technology solely invented by Schering and jointly invented by Schering and Collateral with or without Third Parties ("Schering Inventions") in such Countries and Territories. If Collateral wishes to file and prosecute patent applications disclosing Schering Inventions in countries and territories other than where Schering has or will file, then Collateral has the right to do so at Collateral's expense using attorneys designated by Collateral reasonably acceptable to Schering.

      (c) Comments on Patent Applications and Patent Prosecution. Each Party has the right of prior review and comment on the other Party's patent applications and patent prosecutions filed and/or prosecuted pursuant to Sections 10.2 (a) and (b).

      (d) Election Not to Prosecute. With ninety (90) days prior notice to the other Party, either Party may elect, not to file and/or to discontinue the prosecution of any proceeding of or relating to any patent applications filed in any country pursuant to Section 10.2 above. In the event Schering or Collateral respectively decline to file or having filed fail to further prosecute or maintain any patent applications or patents subject to this Agreement, or conduct any interferences, re- examinations, reissues, oppositions with respect thereto, the other Party shall have the right to prepare, file, prosecute and maintain such patent applications and patents, in such countries worldwide as it deems appropriate, and conduct any interferences, re-examinations, reissues or oppositions at its sole expense.

10.3 Cooperation. Each of Schering and Collateral shall keep the other fully informed as to the status of patent matters described in this Section X including, without limitation, by providing the other Party the opportunity to fully review and comment on any documents which will be flied in any patent office as far in advance of filing dates as feasible, and providing the other copies of any documents that such party receives from such patent offices promptly after receipt, including office actions, notices of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions. Schering and Collateral shall each reasonably cooperate with and assist the other at its own expense in connection with such activities, at the other party's request.

10.4 Permitted Disclosures. Following a written notice from the other Party hereto, the Parties shall in good faith grant each other permission, not to be unreasonably withheld, to disclose in the specification of a patent application filed by the other Party pursuant to this Agreement, any Collateral Base Technology, or Developed Technology necessary to support and enable claims in such patent applications.

10.5  Third Party Infringement.

      (a) Schering Rights. Subject to the rights of Collateral's licensors, Schering, at its sole discretion and sole expense, shall have the sole right to initiate and control any legal action to enforce any patent rights it Controls pursuant to this Agreement, with respect to any infringing Third Party product that in Schering's opinion competes with any Product(s) or defend any declaratory judgment action relating thereto ("Product Infringement Offenses").

      (b) Collateral Rights. Subject to the rights of Collateral's licensors, Collateral may initiate and control any legal action that is not a Product Infringement Offense to enforce any of its patent rights it Controls against any Third Party; provided however if an adverse ruling in such legal action could adversely affect Schering's research, development, manufacture or sale of Product(s), Collateral may not initiate such legal actions without the prior written permission of Schering which will not be unreasonably withheld.

      (c) Recoveries. (a) Any recovery received in connection with a suit brought by Schering pursuant to Section 10.5(a) shall be paid first to reimburse Schering for its expenses including attorneys fees, second to reimburse Collateral for its expenses including attorneys fees with the remainder being paid eighty-five (85%) percent to Schering and fifteen (15%) percent to Collateral. (b) Any recovery received in connection with a suit brought by Collateral pursuant to
            Section 10.5(b) shall be paid first to reimburse Collateral for its expenses including attorneys' fees, second to reimburse Schering for its expenses including attorneys' fees, with the remainder being paid Collateral.

      (d) No Settlement without Consent. Neither Party shall enter into any settlement of any claim, suit or proceeding under Section 10.5 which admits or concedes that any aspect of the Collateral Base Technology, or Developed Technology is invalid or unenforceable without the prior written consent of the other Party which shall not be unreasonably withheld.

      (e) Cooperation. Unless both Parties are sued or are joined in such lawsuit, each Party shall keep the other reasonably informed of the progress of any claim, suit or proceeding subject to this Section
            10.5 and cooperate reasonably in connection with such activities at the request of the Party involved in such claim, suit or proceeding. Each Party may be represented by counsel of its choice.

10.6  Infringement Claims by Third Parties.

      (a) Schering Control. If the manufacture, sale, offer for sale, use or import of any Product(s) pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Schering (or its Sublicensees) by reason of its use or sale of a Product ("Defense Proceeding"), Schering shall promptly notify Collateral in writing setting forth the facts of such claim in reasonable detail. Schering shall have the first right to defend and control the defense and settlement of any such Defense Proceeding.

      (b) Schering Control; Sharing of Costs and Damages. In the event Schering so notified Collateral of its decision to control the defense, Schering shall be entitled to select counsel of its choice and direct and instruct such counsel and control the defense. All costs of defense and any amounts paid by way of judgment or settlement shall be borne fifty (50%) percent by Collateral and fifty (50%) by Schering according to Section 10.6 (d). Provided, however, in the event any judgment is entered (which becomes final with all rights of appeal exhausted) which specifically awards damages for willful infringement, Schering shall be solely responsible to pay the amount of such willful damages in excess of actual damages.

      (c) Collateral Control; and Damages. if Schering decides not to control such Defense Proceeding, it shall give Collateral reasonable notice of such decision, and Collateral shall control such Defense Proceeding and Collateral shall bear all costs, damages, including damages for willful infringement.

      (d) Reserve. In the event that Schering establishes, according to its normal and customary accounting practices, a reserve for the Defense Proceeding it defends pursuant to (a) and (b) above, at the time of the establishment of the reserve, the Parties shall agree upon a payment schedule for Collateral whereby Schering may reduce the amount of royalties due pursuant to Section VIII by the amounts to be paid by Collateral pursuant to this Section. If no royalty is being paid to Collateral, then such amounts will be paid by Schering with the right to credit against future royalties. Provided however, Schering's deduction from royalties due for Collateral's payments to such reserve in any one calendar year cannot be greater than one-half of the result of (a) the total royalty due Collateral under
            Section 8.2 less (b) the royalty due pursuant to the UC License.

      (e) No Settlement without Consent. Neither Party shall enter into any settlement of any claim, suit or proceeding under this Section 10.6 which admits or concedes that any aspect of the Collateral Base Technology, or Developed Technology is invalid or unenforceable without the prior written consent of the other Party which shall not be unreasonably withheld.

      (f) Cooperation. Unless both Parties are sued or are joined in such lawsuit, each Party shall keep the other reasonably informed of the progress of any claim, suit or proceeding subject to this Section
            10.6 and cooperate reasonably in connection with such activities at the request of the Party involved in such claim, suit or proceeding. Each Party may be represented by counsel of its choice.

                                       XI

                                 CONFIDENTIALITY

11.1  Confidentiality.

      (a) Information. As used in this Section 11.1, the term "Information" means the non-public, proprietary or otherwise confidential information, specifications, know-how, materials, data and other communications, oral or written, disclosed or provided to either Party (the "Recipient") by or on behalf of the other Party (the "Disclosing Party") pursuant hereto or in connection herewith, together with all portions of analyses, studies and other documents prepared by or for the benefit of the Recipient which contain or otherwise reflect any of the foregoing.

      (b) Term of Confidentiality. The Recipient will keep all Information provided by the disclosing party confidential for the Term and ten
            (10) years thereafter and shall use such Information solely for the purposes of this Agreement. Without the prior written consent of the Disclosing Party, the Recipient will not disclose any Information to any Third Party, except to the officers, employees, agents, or representatives of the Recipient or the Recipient's Affiliates (collectively "Representatives"), who, in each case, need to know any such Information for purposes of the implementation and performance by the Recipient of this Agreement, and will use the Information provided by the disclosing party only for such limited purposes.

      (c) Warranty of Obligation. Each Party warrants that each of its Representatives to whom any Information provided by the disclosing party is revealed shall previously have been informed of the confidential nature of the Information and shall have agreed to be bound by the terms and conditions of this Agreement applicable to the Recipient. The Recipient shall use commercially reasonable efforts ensure that the Information provided by the Disclosing Party is not used or disclosed by such Representatives except as permitted by this Agreement and shall be responsible for any breach of this Agreement.

      (d) Ownership of Information. All Information shall remain the property of the Disclosing Party; provided however, each Party may keep a copy of such information for archival purposes. Upon the written request of the Disclosing Party (i) all tangible Information provided by the Disclosing Party (including all copies thereof and all unused samples) except for Information consisting of analyses, studies and other documents prepared by or for the benefit of the Recipient, shall be promptly returned to the Disclosing Party, and
            (ii) ail portions of such analyses, studies and other documents prepared by or for the benefit of the Recipient (including all copies thereof) which are within the definition of Information shall be destroyed, with such destruction certified in writing to the Disclosing Party by the Recipient; provided however, the Recipient may keep one archival copy of such Information.

      (e) Obligation of Confidentiality. The obligations of confidentiality and non-use set forth in this Agreement shall not apply to any portion of the Information which:

            (i) is or becomes public or available to the general public otherwise than through the act or default of the Recipient or its Representatives; or

            (ii) is obtained by the Recipient from a Third Party who is lawfully in possession of such Information and is not subject to an obligation of confidentiality or non-use owed to the Disclosing Party or others; or

            (iii) is previously known to the Recipient prior to disclosure to the Recipient by the Disclosing Party under this Agreement, as shown by written evidence, and is not obtained or derived directly or indirectly from the Disclosing Party; or

            (iv) is disclosed by the Recipient pursuant to the requirement of law, provided that the Recipient has complied the provisions set forth in this Section 11.1; or

            (v) is independently developed by Recipient without the use of or reliance on any Information provided by the Disclosing Party hereunder, as shown by contemporaneous written evidence.

      (f) Legal Disclosure. If the Recipient becomes legally required to disclose any Information provided by the disclosing party, the Recipient will give the Disclosing Party prompt notice of such fact so that the Disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure and/or waive compliance with the non-disclosure provision of this Agreement. Recipient will reasonably cooperate with the Disclosing Party in connection with the Disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure or the Disclosing Party waives such compliance, Recipient will make such disclosure only to the extent that such disclosure is legally required and will use its reasonable efforts to have confidential treatment accorded to the disclosed Information.

      (g) No Warranty As To Reliability. Each of the parties acknowledges that neither party makes any representation or warranty as to the reliability, accuracy or completeness of any of the Information, except for any specific representation or warranty made in other sections of this Agreement. Recipient agrees that neither the Disclosing Party nor any of the Disclosing Party's Representatives shall have any liability to Recipient arising from the Information provided by the Disclosing Party except as otherwise provided herein.

      (h) No Implied License. Except as otherwise set forth in this Agreement, nothing herein shall be construed as giving Recipient any right, title, interest in or ownership of the Information provided by the Disclosing Party, and with respect to any portion thereof which is or becomes public information and is now or hereafter becomes covered by any patent, Recipient's rights with respect thereto shall be subject to all rights of the patent owner and/or licenses.

      (i) Public Domain. For the purpose of this Agreement, specific information disclosed as part of Information shall not be deemed to be in the public domain or in the prior possession of Recipient merely because it is embraced by more general information in the public domain or by more general information in the prior possession of Recipient.

      (j) Prior Confidentiality Agreements. To the extent the duties and obligations undertaken pursuant to Section XI conflict with the Confidential Disclosure Agreements between the Parties dated June 6, 1995 the duties and obligations undertaken pursuant to Section XI shall control.

11.2 Publications. The Steering Committee will discuss and review proposed publications describing the scientific results of the Research and Development Plan. Subject to the rights of Collateral's licensers, either Party may, in its sole discretion, decide not to permit publication of confidential Information by the other Party of any scientific results of the Research and Development Plan.

                                       XII

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF COLLATERAL

12.1  Collateral represents and warrants and covenants to Schering as follows:

      (a) Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

      (b) Authority. It has full corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by Collateral pursuant hereto and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained.

      (c) Enforceability. This Agreement has been duly executed and delivered by Collateral and constitutes, and such other agreements and instruments when duly executed and delivered by Collateral will constitute, legal, valid, and binding obligations of Collateral enforceable against Collateral in accordance with their respective forms.

      (d) Approvals, Consents. Etc. No approval, authorization, consent, or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Collateral of this Agreement and the execution and delivery by Collateral of such other agreements and instruments or the consummation of the transactions contemplated hereby or thereby.

      (e) No Conflicts. None of the execution, delivery, or performance of this Agreement or the other agreements and instruments to be executed and delivered by Collateral (i) conflicts with or results in a breach under the charter documents or any material contractual undertaking of Collateral, including but not limited to the UC License and the *** or (ii) conflicts with or results in a violation of any of the laws of the jurisdiction of incorporation of Collateral.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            Collateral has not entered and will not and enter into any written or oral agreement before or after the Effective Date that is or would be inconsistent with its obligations under this Agreement.

      (f) Title. As of the Effective Date, it has good title to or valid leases or licenses for all its properties, rights, and assets necessary for the fulfillment of its obligations and responsibilities under this Agreement.

      (g) Patent Infringement. As of the Effective Date, it is not aware of a Third Party patent that would be infringed by the research and development contemplated under the Research and Development Plan.

      (h) Sufficient Rights. (i) Except as contemplated herein, as of the Effective Date it owns or possesses adequate licenses or other rights to use all patents, patent rights, inventions, know-how, including technology in the Field licensed pursuant to the UC License and the *** to conduct research and development, to grant rights and licenses to Schering, and to fulfill its other duties and obligations pursuant to this Agreement. As of the Effective Date, the rights and licenses granted to Schering hereunder do not violate the rights of any Third Party to which Collateral has granted a license. Collateral has not and will not during the Term of this Agreement enter into any contract, agreement, or other arrangement with a Third Party pertaining to the Field inconsistent with this Agreement, and (ii) as of the Effective Date and as long as Kirk Hammond is an employee of The Regents of the University of California all his inventions in the Field conceived during the Term (except for the inventions he conceives as a consultant of Collateral) will be at the *** governed by the *** .

      (i) License. It is not in material breach of, and this Agreement will not result in any material breach of the UC License and/or the *** .

      (j) No Prior Grant or Patents. As of the Effective Date and through the end of the Royalty Term, Collateral has not and will not grant any assignments, licenses or sublicenses or otherwise transfer to Third Parties, Collateral Base Technology, Developed Technology or the UC License in a manner inconsistent with this Agreement.

      (k) No Sublicense Royalties Under Collateral Base Technology. As of the Effective Date and through the end of the Royalty Term, there are no and will not be any licenses between Collateral and Third Parties to the Collateral Base Technology that would require Schering to pay a Third Party a royalty to make, have made, use, sell, offer to sell or import Product(s).

      (l) Use of Contribution. As of the Effective Date and through the end of the Royalty Term, except for that portion of the Cash Contribution made pursuant to Section 5.2(a)(ii) which Collateral covenants will only be used pursuant to such Section, Collateral will use the Contribution and the payments made pursuant to

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            Section 5.2 solely for the research and development of Product(s) pursuant to the Research and Development Plan and this Agreement and permitted overhead allocations.

                                      XIII

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SCHERING

13.1  Schering represents and warrants to Collateral as follows:

      (a) Organization. It is a corporation duly organized, validly existing and in good standing under the laws of Germany.

      (b) Authority. It has full corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by Schering pursuant hereto and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained.

      (c) Enforceability. This Agreement has been duly executed and delivered by Schering and constitutes, and such other agreements and instruments when duly executed and delivered by Schering will constitute, legal, valid, and binding obligations of Schering enforceable against Schering in accordance with their respective terms.

      (d) Approvals Consents. Etc. No approval, authorization, consent, or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Schering of this Agreement and the execution and delivery by Schering of such other agreements and instruments or the consummation by Schering of the transactions contemplated hereby or thereby (other than contemplated Products Regulatory Approvals).

      (e) No Conflicts. None of the execution, delivery, or performance of this Agreement or the other agreements and instruments to be executed and delivered by Schering, (i) conflict with (or will conflict with) or results in a breach under (or will result in a breach under) the charter documents or any material contractual undertaking of Schering or its Affiliates or (ii) conflicts with (or will conflict with) or results in a violation of (or will result in a violation of) any of the laws of the jurisdiction of incorporation of Schering.

      (f) Title. As of the Effective Date, it has good title to or valid leases or licenses for all its properties, rights, and assets necessary for the fulfillment of its obligations and responsibilities under this Agreement.

                                       XIV

                      DISCLAIMERS; SURVIVAL INDEMNIFICATION

14.1 Disclaimer. Schering and Collateral specifically disclaim any guarantee that the research will be successful, in whole or in part. The failure of the Parties to successfully develop Products will not constitute a breach of any representation or warranty or other obligation under this Agreement. Neither Schering nor Collateral makes any representation or warranty or guaranty that the Research and Development Plan will be sufficient for the successful completion of the research. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, COLLATERAL AND SCHERING MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COLLATERAL BASE TECHNOLOGY AND DEVELOPED TECHNOLOGY, PRODUCTS, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF COLLATERAL BASE TECHNOLOGY OR DEVELOPED TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

14.2 Survival of Representations Warranties, Covenants, and Agreements. The representations, warranties, covenants, and agreements contained in this Agreement, and in other agreements and instruments to be executed and delivered by the Parties pursuant to this Agreement, shall survive the Term and the completion of the other actions set forth herein and shall remain in full force and effort. Except as expressly provided herein, the representations, warranties, covenants, and agreements contained herein, and in the other agreements and instruments to be executed and delivered by the Parties hereto the Parties confirm that they have not relied upon any and other representations, warranties, covenants. and agreements as an inducement to enter into this Agreement or the other agreements and instruments to be executed and delivered by the Parties pursuant to this Agreement.

14.3 Indemnification By Collateral. Collateral hereby agrees to indemnify and hold Schering, its Affiliates and their respective officers, directors, stockholders, employees, agents. and representatives (collectively, the "Schering Indemnitees") harmless on an after-tax basis from and against any and all claims, liabilities, losses damages, costs and expenses in respect of claims against the Schering Indemnitees by parties other than the Schering Indemnitees, including reasonable fees and disbursements of counsel and expenses of reasonable investigation (collectively, "Schering Losses"), arising out of, based upon or caused by: (i) the inaccuracy of any material representation or the material breach of any warranty, covenant or agreement of Collateral contained in this Agreement or in any other agreement or instrument delivered by Collateral pursuant to this Agreement; (ii) the material breach by Collateral of this Agreement or of any other agreement or instrument delivered by Collateral pursuant to this Agreement; (iii) any material failure by Collateral, its Affiliates or designee to conduct the research pursuant to the Research and Development Plan in a diligent and professional manner and/or in accordance with applicable U.S. laws and regulations; (iv) any gross negligence or intentional wrongdoing in the research conducted by Collateral, its Affiliates or designees (except in each case to the extent that any Schering Loss is due to the negligence or willful misconduct of Schering Indemnitees.)

14.4 Indemnification By Schering. Schering hereby agrees to indemnify and hold Collateral, its Affiliates, subcontractors and their respective officers, directors, shareholders. employees, agents, and representatives (collectively, the "Collateral Indemnitees") harmless on an after-tax basis from and against any and all claims, liabilities, losses, damages, costs and expenses in respect of claims against the Collateral Indemnitees by parties other than the Collateral Indemnitees, including reasonable fees and disbursements of counsel and expenses of reasonable investigation (collectively, "Collateral Losses"), arising out of, based upon or caused by: (i) the material inaccuracy of any representation or the material breach of any warranty, covenant or agreement of Schering contained in this Agreement or in any other agreement or instrument delivered by Schering pursuant to this Agreement; (ii) any material failure by Schering, its Affiliates or designee to conduct the research pursuant to the Research and Development Plan in a diligent and professional manner and in accordance with applicable laws and regulations; (iii) any gross negligence or intentional wrongdoing in the research conducted by Schering, its Affiliates or designees; or (iv) except for Third Party patents, the development, pre-clinical and clinical testing, manufacture, distribution, sale and/or use (including but not limited to Products liability claims) of any Products made, used or distributed by Schering or its licensees (except in each case to the extent that any Collateral Loss is due to the negligence or willful misconduct of Collateral indemnitees).

14.5 Notices, Etc. Each indemnified party agrees to give the indemnifying party prompt written notice of any action, claim, demand, discovery of fact, proceeding or suit (collectively, "Claims") for which such indemnified party intends to assert a right to indemnification under this Agreement; provided however, that failure to give such notification shall not affect the indemnified party's entitlement to indemnification hereunder except to the extent that the indemnifying party shall have been prejudiced as a result of such failure. The indemnifying party shall have the initial right (but not the obligation) to defend, settle or otherwise dispose of any Claim for which the indemnified party intends to assert a right to indemnification under this Agreement as contemplated in the preceding sentence if and so long as the indemnifying party has recognized in a written notice to the indemnified party provided within thirty (30) days of such written notice its obligation to indemnify the indemnified party for any Collateral Losses or Schering Losses (as the case may be) relating to such Claim, provided however that the indemnifying party shall obtain the written consent of the indemnified party prior to ceasing to defend, settling or otherwise disposing of any Claim. If the indemnifying party fails to state in a written notice during such thirty (30) day period its willingness to assure the defense of such a Claim, the Collateral or Schering Indemnitee, as the case may be, shall have the right to defend, settle or otherwise dispose of such claim, subject to the applicable provisions of 14.3 and 14.4 above.

14.6 Agreement Not to Sue. Notwithstanding anything to the contrary in this Agreement or any other agreement or instrument delivered by Collateral or Schering pursuant to this Agreement, Schering and Schering, on behalf of themselves, their Affiliates and designees, agrees not to sue or initiate legal action on any legal theory against any of Collateral's or Schering's past, current or future shareholders, officers, or directors.

                                       XV

                        TERM, TERMINATION, AND EXPIRATION

15.1 Term. Unless earner terminated, the Term of this Agreement is five (5) years from the Effective Date. The licenses granted herein shall be effective as of the Effective Date and shall continue in full force and effect on a country-by-country basis until Schering and its Sublicensees have no remaining royalty obligations in a country, at which time Schering shall have a fully paid up license in such country and the surviving terms of this Agreement shall terminate in such country.

15.2  Termination.

      (a) Breach. If either Party materially breaches, or materially defaults in the performance of, or fails to be in compliance with, any material warranty, representation, agreement or covenant of this Agreement, including any payment obligations, and such default or noncompliance shall not have been substantially remedied, or steps initiated to substantially remedy the same to the other Party's reasonable satisfaction, within sixty (60) days after receipt by the defaulting Party of a written notice thereof and demand to cure such default from the other Party; provided however, the defaulting Party has just one opportunity to initiate the steps to cure such default or noncompliance, the Party not in default or breach may terminate this Agreement. In such instance the terminating Party may maintain the licenses and, subject to damages for such breach, obligations pursuant to this Agreement.

      (b) Bankruptcy. Either Party may terminate this Agreement or the licenses granted by such Party, if, at any time, the other Party shall file in any court pursuant to any statute, a petition in bankruptcy or insolvency or for reorganization in bankruptcy or for an arrangement or for the appointment of a receiver or trustee of such Party or of its assets, or if such Party proposes a written agreement of composition or extension of its debts, or if such Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if such Party shall propose or be a party to any dissolution, or if such Party shall make an assignment for the benefit of creditors.

      (c) Change in Control During the Term. During the Term, if any Third Party shall purchase substantially all the assets of Collateral or if there is a change of control of Collateral, the other Party may terminate this Agreement upon ninety

            (90) days written notice. As used herein, change of control shall mean the acquisition by a Third Party which is a competitor of Schering or Collateral, respectively, of forty-nine (49%) percent or more of the voting stock of Collateral, respectively.

      (d) Lack of Technical Feasibility. If the Steering Committee issues a written report that research and development of a Product(s) is no longer technically feasible, Schering may terminate this Agreement, upon sixty (60) days written notice.

      (e) No Acceptance of a Qualified Gene. If there has not been an Acceptance of a Qualified Gene, Schering may in its sole discretion terminate the Agreement upon five (5) days prior written notice to Collateral. If Collateral fails to make the Gene Presentation(s) by October 1, 1997, Schering, in its sole discretion, may terminate this Agreement.

      (f) Unresolved Chairman Dispute. In the event any dispute submitted to the Chairmen of Berlex and Collateral pursuant to Section 3.6(b) cannot be resolved, either Party may terminate this Agreement on sixty (60) days notice to the other Party; provided however, Collateral may not terminate this Agreement pursuant to this Section 1 5.2(f) during the Gene Presentation Period.

      (g) Schering Unilateral Right to Terminate. Schering shall have a unilateral right to terminate this Agreement by providing sixty
            (60) days prior written notice to Collateral at any time for any reason. Upon such termination notice, Schering shall (i) pay Collateral Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars as a winddown payment ("Winddown Payment"), and (ii) provide Collateral with copies of and the right to reference any IND's anchor Drug Approval Applications. If Collateral commercializes a Product or a product outside the Field after such termination it shall reimburse Schering in the amount of the Winddown Payment within three (3) years of the first commercial sale of such Product or product outside the Field.

      (h) Rights in Law or Equity. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TERMINATION BY EITHER PARTY PURSUANT TO THIS SECTION 15 SHALL NOT PREJUDICE ANY OTHER REMEDY THAT A PARTY MIGHT HAVE IN LAW OR EQUITY, EXCEPT THAT NEITHER PARTY MAY CLAIM COMPENSATION FOR LOST OPPORTUNITY OR LIKE CONSEQUENTIAL DAMAGES ARISING OUT OF THE FACT OF SUCH TERMINATION.

15.3  Effect of Termination.

      (a) Accrued Obligations. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

      (b) Return of Materials. Upon any termination of this Agreement and upon written request from the other Party, Schering or Collateral shall promptly return to Me other Party all confidential Information, including any biological materials, received from the other Party (except one copy of which may be retained for archival purposes).

      (c)   Licenses.

            (i)   Termination by Schering.

                  (a) Termination Pursuant to Section 15.2 (a). In the event of termination by Schering under Section 15.2 (a) above, the licenses granted hereunder to Collateral shall terminate; provided however, if the breach or material breach relates only to a specific Product(s) or product(s) for which there has been a material breach or determination of a material breach then just the licenses granted hereunder to Collateral for such specific Product or product shall terminate and any licenses granted by Collateral hereunder shall remain in effect, subject to the terms and conditions of this Agreement.

                  (b) Termination Pursuant to Section 15.2 (b) or (c). In the event of termination by Schering pursuant to Section
                        15.2 (b) or (c) above, any licenses granted by Schering to Collateral shall terminate and any licenses granted by Collateral hereunder shall remain in effect, subject to the terms and conditions of this Agreement.

                  (c) Termination Pursuant to Section 15.2 (d). In the event of termination by Schering pursuant to Section 15.2 (d) above, any licenses granted by Schering to Collateral and by Collateral to Schering shall terminate concurrently.

                  (d) Termination Pursuant to Section 15.2(e). In the event of termination by Schering pursuant to Section 15.2(e) above, the licenses granted by Collateral to Schering pursuant to Sections 4.2 and 4.3 are in effect; provided however, the Schering license to Collateral Base Technology shall not include any gene Controlled solely by Collateral. Collateral shall pay Schering royalties pursuant to Section 8.6.

                  (e) Termination Pursuant to Section 15.2(f). In the event of termination by Schering pursuant to Section 15.2(f) above, any licenses, or sublicenses, as the case may be, granted by Collateral to Schering shall terminate at the end of the sixty (60) day notice.

                  (f) Termination Pursuant to Section 15.2(g). In the event of termination by Schering pursuant to Section 15.2(g) above, any licenses or sublicenses, as the case may be, granted by Collateral to Schering shall terminate at the end of the sixty (60) day notice and the following licenses shall be in effect: (i) Collateral grants Schering a paid-up, irrevocable, royalty-free, nonexclusive, worldwide license, with the right to sublicense, to Collateral's rights in Developed Technology, and (ii) Schering grants Collateral a paid-up, irrevocable, royalty-free, nonexclusive, worldwide license, with the right to sublicense, to Schering's rights in Developed Technology, both to make, have made, use, sell, offer to sell or import any products.

            (ii)  Termination by Collateral.

                  (a) Termination Pursuant to Sections 15.2 (a). In the event of termination by Collateral under Section 15.2 (a) above, the licenses granted hereunder to Schering shall terminate; provided however, if the breach or material breach relates only to a specific Product(s) or product(s) for which there has been a material breach or determination of a material breach then just the licenses granted hereunder to Schering for such specific Product or product shall terminate and any licenses granted by Schering hereunder shall remain in effect, subject to the terms and conditions of this Agreement.

                  (b) Termination Pursuant to Sections 15.2 (b). In the event of any termination by Collateral pursuant to Section
                        15.2 (b) above, any licenses granted by Collateral to Schering shall terminate and any licenses granted by Schering hereunder shall remain in effect, subject to the terms and conditions of this Agreement.

                  (c) Termination Pursuant to Section 15.2(f). In the event of termination by Collateral pursuant to Section 15.2(f), the licenses granted by Collateral to Schering pursuant to Section 4.5 shall automatically become the licenses granted by Collateral to Schering pursuant to Sections
                        4.2 and 4.3 and Schering shall pay Collateral royalties pursuant to Section 8.6.

15.4 Surviving Rights. The rights and obligations set forth in this Agreement shall extend beyond the Term or termination of this Agreement only to the extent expressly provided for herein, or to the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge without limiting the foregoing, the Parties have identified various rights and obligations which are understood to survive as follows: Sections IV, VIII, IX, X, XI, XII, XIII, XV.

                                       XVI

                                  MISCELLANEOUS

16.1 Notices. Any notice or other communication required or permitted to be given by either Party under this Agreement shall be effective when delivered, if delivered by hand or by electronic facsimile with receipt verified or five days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, and shall be addressed to each Party at the following addresses or such other address as may be designated by notice pursuant to this Section:

        If to Collateral:                     If to Schering:

        Jack Reich, President                 Angela Staunton
        9360 Towne Centre Drive               Schering Legal Department
        San Diego, CA 92121                   Schering AG
        Fax: 619-587-3518                     13342 Berlin, Germany
                                              Fax: 011-49-30-4684086

                                              Vice President
                                              Office of Corporate Development
                                              Berlex Laboratories, Inc.
                                              110 E.  Hanover Avenue
                                              Cedar Knolls, NJ 07927-2095
                                              Fax: 201-305-4405

        with copies to:                       with copies to:

        Craig S.  Andrews                     Leonard Slootmaker
        Brobeck, Phleger &                    General Counsel
        Harrison                              Berlex Biosciences
        550 West C St., Ste. 1200             15049 San Pablo Avenue
        San Diego, CA 92101                   Richmond, CA 94804-0099
        Fax: 619-234-3848                     Fax: 510-262-7095

16.2 Amendments. No amendment, modification or addition hereto shall be effective or binding on either Party unless set forth in writing and executed by duly authorized representatives of both parties.

16.3 Waiver. No waiver of any rights under this Agreement shall be deemed effective unless contained in writing signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed a waiver of any future breach or failure to perform or any other right arising under this Agreement.

16.4 Headings. The section headings contained in this Agreement are included for convenience only and form no part of the agreement between the Parties.

16.5 Applicable Law. This Agreement shall be governed by, subject to and construed in accordance with the laws of the State of California.

16.6 Severability. If any provision of this Agreement is held to be invalid, void or unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the Parties to the maximal extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

16.7 Assignment; Binding Effect. Neither this Agreement, nor any rights granted hereunder, shall be assignable by any Party hereto without the prior written consent of the other Party; provided however, that either Party may assign this Agreement without the consent of the other Party to its Affiliates, if the assigning Party guarantees the full performance of its Affiliates' obligations hereunder, or in connection with the sale or transfer of all or substantially all of its assets relating to this Agreement, whether by merger, sale of stock, operation of law or otherwise. Any purported assignment in contravention of this Section shall, at the option of the non-assigning Party, be null and void and of no effect.

16.8 No Implied licenses. Only the licenses granted expressly herein shall be of legal force and effect. No license rights shall be created hereunder by implication, estoppel or otherwise.

16.9 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

16.10 Force Majeure. Except for royalty payments due to each other, no Party shall be liable for any failure or delay in performance under this Agreement to the extent such failure or delay arises from Force Majeure. A Force Majeure is fire, explosion, earthquake, storm, flood, strike, labor difficulties, war, insurrection, riot, act of God or the public enemy, or any law, act, order, export or import control regulations, proclamation, decree, regulation, ordinance, or instructions of local, state, federal or foreign governmental or other public authorities, or judgment or decree of a court of competent jurisdiction (but excluding a court injunction against a Party's performance) and not otherwise arising out of breach by such Party of this Agreement. In the event of the occurrence of such an event, the Party so affected shall give prompt written notice to the other Party, stating the period of time the occurrence is expected to continue and shall use best efforts to end the failure or delay and ensure that the effects of such Force Majeure are minimized.

16.11 Negation of Agency. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership, or similar relationship between Schering and Collateral. The relationship between the Parties established by this Agreement is that of independent contractors.

16.12 Publicity. No public announcement concerning the existence or the terms of this Agreement shall be made, either directly or indirectly, by Collateral or Schering, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other Party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld; provided however, it shall not be unreasonable for Schering to withhold permission to use the name "Schering." The Party desiring to make any such public announcement shall provide the other Party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other Party to comment upon such announcement, prior to public release. Neither Party shall issue any press release or make any public announcement which includes or otherwise uses the name of the other Party in any public statement or document except with the prior written consent of such Party.

16.13 Registration and Filing of the Agreement. To the extent, if any, that a Party concludes in good faith that it is required to file or register this Agreement or a notification thereof with any governmental authority, including without limitation the U.S. Securities and Exchange Commission and the Competition Directorate of the Commission of the European Communities, in accordance with applicable laws and regulations, such Party may do so, and the other Party shall cooperate in such filing or notification and shall execute all documents reasonably required in connection therewith at the expense of the requesting party. The Parties shall promptly inform each other as to the activities or inquiries of any such governmental authority relating to this Agreement, and shall cooperate to respond to an request for further information therefrom at the expense of the requesting party.

16.14 Entire Agreement. This Agreement together with all Exhibits and the Stock Agreement of even date herewith contains the entire agreement between the Parties with respect to the subject matter hereof. Except for the Nondisclosure Agreement previously entered into between the Parties, any prior agreement, arrangement or undertaking, whether oral or in writing is hereby superseded.

16.15 Beneficiaries. No person, other than Schering or Collateral and their permitted assignees hereunder, shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

16.16 Affiliates of Parties. Each Party may perform its obligations hereunder personally or through one or more Affiliates and shall be responsible for the performance of such obligations, and any liabilities resulting therefrom. Neither Party shall permit any of its Affiliates to commit any act (including any act of omission) which such Party is prohibited hereunder from committing directly.

16.17 Compliance with Laws. In exercising their rights under this Agreement, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

16.18 Patent Marking. Schering agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

16.19 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

                THE REMAINDER OF THIS PAGE INTENTIONAL LEFT BLANK

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

SCHERING AKTIENGESELLSCHAFT                 COLLATERAL THERAPEUTICS,
                                              INC.


By: /s/ illegible                            By: /s/ Jack W. Reich
   -------------------------                    ----------------------------
                                                 Dr. Jack W. Reich,
Its: Member of Executive Board of Directors      President
     --------------------------------------


By: /s/ illegible                            By: /s/ Christopher J. Reinhard
    ------------------------                     ----------------------------
                                                 Christopher J. Reinhard,
Its: Vice Chairman                               Secretary
    ------------------------

                    [SIGNATURE PAGE TO COLLABORATION LICENSE
                             AND ROYALTY AGREEMENT]

                                    EXHIBIT A

                    [LETTERHEAD OF UNIVERSITY OF CALIFORNIA]

                                                                 March 19, 1996

Schering AG
c/o Berlex Biosciences
15049 San Pablo Avenue
Richmond, CA 94804-0099

Re:
        UC Case No.

Ladies and Gentlemen:

      This letter will serve to confirm our agreement that, recognizing the sublicense being granted by Collateral Therapeutics, Inc. ("Collateral") to Schering AG ("Schering") under the Exclusive License Agreement dated September 27, 1995 (the "License Agreement"), the undersigned (1) will send Schering a copy of any Notice of Default (as defined in Section 9.1 of the License Agreement) sent to Collateral and (2) will permit Schering to cure any such default under the License Agreement on behalf of Collateral which is capable of being cured.

               THE REGENTS OF THE UNIVERSITY OF
                 CALIFORNIA


               By: /s/ illegible
                   -----------------------------------
                   (Authorized Signatory)

               Title: Licensing Manager
                      --------------------------------

Approval as to legal form /s/ Mary Simpson                              3/20/96
                          --------------------------------------        -------
                             P. Mary Simpson, President Counsel           Date
                             Office of Technology Transfer
                             University of California

                                    EXHIBIT B

                 [LETTERHEAD OF COLLATERAL THERAPEUTICS, INC.]

                                   May 6, 1996

HAND DELIVERED
Schering AG
c/o Berlex Biosciences
15049 San Pablo Avenue
Richmond, CA 94804-0099

Re: U.C. Agreement Control Number 96-04-0203

Ladies and Gentlemen:

      This letter will confirm our agreement that Collateral Therapeutics will use its commercially reasonable efforts to obtain the agreement of The Regents of the University of California under the Exclusive License Agreement dated September 27, 1995, that upon termination of such Agreement for any reason, the sublicenses granted to Schering AG under the Collaboration, License and Royalty Agreement dated May 6, 1996, will not be cancelled but will be assigned to The Regents.

      If the Regents of the University of California do not agree to such a request within ninety (90) days of the Effective Date of this Agreement, Collateral hereby consents to Schering approaching The Regents of the University of California directly to attempt to obtain such assurance.

                                           Very truly yours,

                                           /s/ Jack W. Reich, Ph.D.
                                           ------------------------------
                                           Dr. Jack Reich, President

                                    EXHIBIT C

                          COLLATERAL THERAPEUTICS INC.

                           Budget Review - Annualized

                                                  Research            Admin.             Total
                                                  --------            ------             -----
Executive, Administrative
 Regulatory, Research &
 Development Salaries and
 Related Employment Benefits                           ***               ***               ***
                                                  --------          --------           -------

Professional Fees & Services:
 Legal Counsel                                         ***               ***               ***
 Patent Counsel                                        ***               ***               ***
 Public Accountants                                    ***               ***               ***
 Scientific Advisory Board  $15,000                    ***               ***               ***
 Licensing Fees & Expenses                             ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Support Services:
 Office Rent                                           ***               ***               ***
 Travel Expenses                                       ***               ***               ***
 Other, Supplies                                       ***               ***               ***
 Equipment Leases                                      ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Research & Development        ***                      ***               ***               ***
                              ---                 --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

Research & Development:       ***                      ***               ***               ***
                              ---                 --------          --------           -------
   Grand Total                                         ***               ***               ***
                                                  --------          --------           -------
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***


                                             /s/ Jack W. Reich, Ph.D.
------------------------------               --------------------------------
By Schering AG                               By Collateral Therapeutics, Inc.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit 5.1

CTI8879A                 COLLATERAL THERAPEUTICS, INC.
                         Phase One First 6 Month Budget

                                                  Research            Admin.             Total
                                                  --------            ------             -----
Executive, Administrative,
 Regulatory, Research &
 Development Salaries
 and Related Benefits                                  ***               ***               ***
                                                  --------          --------           -------

Research & Development*
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------

Professional Fees & Services:
 Legal Counsel                                         ***               ***               ***
 Patent Counsel                                        ***               ***               ***
 Public Accountants                                    ***               ***               ***
 Scientific Advisory Board                             ***               ***               ***
 Licensing Fees & Expenses                             ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------

Support Services:
 Office Rent                                           ***               ***               ***
 Travel Expenses                                       ***               ***               ***
 Supplies Utilities Etc                                ***               ***               ***
 Other Misc.                                           ***               ***               ***
 Equipment Leasing                                     ***               ***               ***
                                                  --------          --------           -------

                             Total                     ***               ***               ***
                                                  --------          --------           -------
Total 1996 Budget                                      ***               ***               ***
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

                 Less: Collateral Funding                                                  ***
                                                                                       -------
                 Shering AG Funding (Net)                                                  ***
                                                                                       -------
                                                                                       -------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

CTI8879A        COLLATERAL THERAPEUTICS INC. -- 6 Mos. 1996
Exhibit 5.1

                                                  Research            Admin.             Total
                                                  --------            ------             -----
 President & CEO                                       ***               ***               ***
 Vice President COO & CFO                              ***               ***               ***
 Vice President - Reg.                                 ***               ***               ***
 Vice President - Admin/R&D Svs.                       ***               ***               ***
 Vice President - R & D                                ***               ***               ***
 Vice President - Medical                              ***               ***               ***
 Director - Regulatory                                 ***               ***               ***
 Director - Accounting                                 ***               ***               ***
 Director - R & D                                      ***               ***               ***
 Administration - Regulatory                           ***               ***               ***
 Administration - Clinical                             ***               ***               ***
 Administration - Executive                            ***               ***               ***
 Administration - General                              ***               ***               ***
 Administration - Accounting                           ***               ***               ***
 Administration - Reception                            ***               ***               ***
 Accured & Deferred Salaries                           ***               ***               ***
 Employment Benefits                                   ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Research & Development
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
 ***                                                   ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Professional Fees & Services:
 Legal Counsel                                         ***               ***               ***
 Patent Counsel                                        ***               ***               ***
 Public Accountants                                    ***               ***               ***
 Scientific Advisory Board                             ***               ***               ***
 Licensing Fees & Expenses                             ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Support Services:
 Office Rent                                           ***               ***               ***
 Travel Expenses                                       ***               ***               ***
 Supplies Utilities Etc                                ***               ***               ***
 Other Misc.                                           ***               ***               ***
 Equipment Leasing                                     ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Total 1996 Budget                                      ***               ***               ***
                                                  --------          --------           -------
                                                  --------          --------           -------

        -Percent                                       ***               ***               ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

CTI8893                   COLLATERAL THERAPEUTICS INC.
                           Budget Review - Annualized

                                                  Research            Admin.             Total
                                                  --------            ------             -----
Executive, Administrative,
 Regulatory, Research &
 Development Salaries and
 Related Employment Benefits                           ***               ***               ***
                                                  --------          --------           -------
Professional Fees & Services:
 Legal Counsel                                         ***               ***               ***
 Patent Counsel                                        ***               ***               ***
 Public Accountants                                    ***               ***               ***
 Scientific Advisory Board                             ***               ***               ***
 Licensing Fees & Expenses                             ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Support Services:
 Office Rent                                           ***               ***               ***
 Travel Expenses                                       ***               ***               ***
 Other, Supplies Utilities Etc                         ***               ***               ***
 Equipment Leases                                      ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Research & Development                                 ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

Research & Development:                                ***               ***               ***
                                                  --------          --------           -------
   Grand Total                                         ***               ***               ***
                                                  --------          --------           -------
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

CTI8893                   COLLATERAL THERAPEUTICS INC.
                           Budget Review - Annualized

                                                  Research            Admin.             Total
                                                  --------            ------             -----
 President & CEO                                       ***               ***               ***
 Vice President COO & CFO                              ***               ***               ***
 Vice President - Reg.                                 ***               ***               ***
 Vice President - Admin.                               ***               ***               ***
 Vice President - R & D                                ***               ***               ***
 Vice President - Medical                              ***               ***               ***
 Director - Regulatory                                 ***               ***               ***
 Director - Accounting                                 ***               ***               ***
 Director - R & D                                      ***               ***               ***
 Administration - Regulatory                           ***               ***               ***
 Administration - Clinical                             ***               ***               ***
 Administration - Executive                            ***               ***               ***
 Administration - General                              ***               ***               ***
 Administration - Accounting                           ***               ***               ***
 Administration - Reception                            ***               ***               ***
 Employment Benefits                                   ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Professional Fees & Services:
 Legal Counsel                                         ***               ***               ***
 Patent Counsel                                        ***               ***               ***
 Public Accountants                                    ***               ***               ***
 Scientific Advisory Board                             ***               ***               ***
 Licensing Fees & Expenses                             ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Support Services:
 Office Rent                                           ***               ***               ***
 Travel Expenses                                       ***               ***               ***
 Other, Supplies Utilities Etc                         ***               ***               ***
 Equipment Leases                                      ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
Other Research & Development                           ***               ***               ***
                                                  --------          --------           -------
                             Total                     ***               ***               ***
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

Research & Development - Berlex                        ***               ***               ***
                                                  --------          --------           -------

   Grand Total                                         ***               ***               ***
                                                  --------          --------           -------
                                                  --------          --------           -------
        -Percent                                       ***               ***               ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Exhibit D
                                Expenses for COGS

Expenses included in, but not limited to, the *** manufacturing cost:

1.    Direct materials

2. Salaries, wages and benefits of personnel directly engaged in manufacturing the product.

3.    Overhead associated with direct production, including, but not limited to:

      a.    Depreciation, leasehold improvements and equipment leases

      b.    Repair and maintenance

      c.    Manufacturing supplies

4.    Reasonable allocable General manufacturing overhead,

      a.    Manufacturing Administration

      b.    Materials Management

      c.    Validation and Calibration

      d.    Documentation and Compliance

      e.    Quality Assurance/Quality Control

      f.    Technical Services

      g.    Regulatory Compliance

5. Reasonable allocable General facilities overhead, including, but not limited to:

      a. Rent, utilities, property tax, insurance and other assigned general facilities' costs

      b.    Purchasing

      c.    Environmental Health and Safety

      d.    Management Information Systems

      e.    Engineering

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6. Royalties paid to Third Parties for the manufacturing process of the Initial Product or Products.

                                    Exhibit E

                             Qualified Gene Criteria

(1)  Efficacy in the pig chronic myocardial ischemia model

      o     Documented transgene expression in the heart (2 weeks)

      o Significant improvement in function (systolic wall thickening assessed by transthoracic echocardiography) and perfusion (contrast echocardiography) 2 weeks following gene transfer

      o Functional data should be sufficiently similar to results obtained with FGF-5 to warrant further preclinical development

(2)  Acceptable safety profile

      o No evidence for presence of extracardiac transgene expression in specific target organs from technically acceptable experiments

      o No evidence of inflammation using histologic and immunocytochemical criteria

(3)  Proprietary position

      o     Ownership of or license for pending or issued patent

                                    Exhibit F

                          RESEARCH AND DEVELOPMENT PLAN

Research Plan: Major Milestone Years 1 - 5

Year 1

o    ***
o    ***

Year 2

o    ***
o    ***
o    ***
o    ***

Year 3

o    ***
o    ***
o    ***
o    ***

Year 4

o    ***
o    ***
o    ***
o    ***
     ***
     ***
o    ***
o    ***

Year 5

o    ***
o    ***
o    ***
o    ***
     ***
o    ***
o    ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   Exhibit 5.1

                         First Phase One Plan and Budget

Specific Studies to be Performed

        ***

        ***
        ***
        ***
        ***

        o   ***
            ***
        o   ***

        ***

        ***

            ***
            ***
            ***
            ***

            ***

            ***
            ***
            ***

            ***

            ***
            ***
            ***
            ***
            ***

            ***

            ***
            ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        ***

        ***

        o   ***
            ***

        o   ***
            ***

        o   ***

        ***

        ***

        ***
        ***
        ***

        ***

            ***

            ***
            ***
            ***
            ***
            ***

            ***

            ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                     SUMMARY

              Critical Studies for First Six (6) Months and Budget

           STUDY                                         BUDGET*
           -----                                         -------

        ***                                               ***

        ***                                               ***

        ***                                               ***

        ***                                               ***

        ***                                               ***

        ***                                               ***
                                                     --------
               Total                                 $643,500

*     ***

+ Funding to be determined following review of study proposal. Not included in total.


                                              /s/  Jack W. Reid, Ph.D.
----------------------------                ----------------------------------
By Schering AG                              By  Collateral Therapeutics, Inc.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.